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                                                               EXHIBIT (a)(1)(C)


                         NOTICE OF GUARANTEED DELIVERY

                       FOR TENDER OFFER FOR COMMON STOCK

                                      FOR

                         DOCUMENT SCIENCES CORPORATION

                    [NOT TO BE USED FOR SIGNATURE GUARANTEE]

        This form, or a form substantially equivalent to this form, must be used to accept the Offer (as defined below) if a stockholder's stock certificates are not immediately available, if the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit the Letter of Transmittal or other required documents to reach the Depositary prior to the expiration date (as defined in the Offer). Such form may be delivered to the Depositary by hand, mail, overnight courier or (for Eligible Institutions only) by facsimile transmission. See Section 4 of the Offer to Purchase.

        The Eligible Institution which completes this form must communicate the guarantee to the Depositary and must deliver the Letter of Transmittal and certificates for shares to the Depositary within the time shown herein. Failure to do so could result in a financial loss to such Eligible Institution.



                                   Deliver to:

                         U.S. STOCK TRANSFER CORPORATION

                          the Depositary for the Offer

        By Registered or
        Certified Mail:              By Overnight Courier:           By Hand:

U.S. Stock Transfer Corporation      U.S. Stock Transfer       U.S. Stock Transfer
      1745 Gardena Avenue               Corporation                Corporation
       Glendale, CA 91204            1745 Gardena Avenue       1745 Gardena Avenue
                                     Glendale, CA 91204        Glendale, CA 91204

   By Facsimile Transmission:           By Confirmation Receipt of Facsimile Transmission:
(for Eligible Institutions only)                       (by Telephone only)
         (818) 502-0674                                   (818) 502-1404

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO DOCUMENT SCIENCES WILL NOT BE FORWARDED TO THE DEPOSITARY AND THEREFORE WILL NOT CONSTITUTE VALID DELIVERY. DELIVERIES TO THE BOOK-ENTRY TRANSFER FACILITY WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

        THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN THE OFFER TO PURCHASE) UNDER THE INSTRUCTIONS TO THE LETTER OF TRANSMITTAL, THE SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

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Ladies and Gentlemen:

        The undersigned hereby tenders to Document Sciences Corporation, upon the terms and subject to the conditions set forth in its Offer to Purchase, dated February 16, 2001, and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the number of shares of common stock of Document Sciences, par value $0.001 per share ("Shares"), listed below, pursuant to the guaranteed delivery procedures set forth in Section 4 of the Offer to Purchase.

        NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW


                                    ODD LOTS

        To be completed ONLY if shares are being tendered by or on behalf of a person owning beneficially or of record an aggregate of fewer than 100 Shares. The undersigned either (check one box):

        [_] is the beneficial or record owner of an aggregate of fewer than 100 Shares, all of which are being tendered; or

        [_] is a broker, dealer, commercial bank, trust company, or other nominee that (a) is tendering for the beneficial owner(s) of Shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each person was the beneficial or record owner of an aggregate of fewer than 100 Shares and is tendering all of those Shares.


                               CONDITIONAL TENDER

        A tendering stockholder may condition his or her tender of Shares upon Document Sciences purchasing a specified minimum number of the Shares tendered, all as described in the Offer to Purchase, particularly in Section 1. Unless at least the minimum number of Shares you indicate below is purchased by Document Sciences pursuant to the terms of the Offer, none of the Shares tendered by you will be purchased. It is the tendering stockholder's responsibility to calculate the minimum number of Shares that must be purchased if any are purchased, and each stockholder is urged to consult his or her own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

        [_] Minimum number of Shares that must be purchased, if any are purchased: _____ Shares.


                   NAME(S) OF RECORD HOLDER(S) (IF AVAILABLE)


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                                 (PLEASE PRINT)

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                                   ADDRESS(ES)

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                                    ZIP CODE

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                            (AREA CODE) TELEPHONE NO.

X
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X
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           SIGNATURE(S) OF RECORD HOLDER(S)                            DATE


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                                NUMBER OF SHARES

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                               CERTIFICATE NO.(S)

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                                   ACCOUNT NO.
               (AT THE DEPOSITORY TRUST COMPANY IF SHARES WILL BE
                       DELIVERED BY BOOK-ENTRY TRANSFER)


                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

        The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Signature Guarantee Program or the New York Stock Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees (i) that the above-named person(s) has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, (ii) that such tender of Shares complies with Rule 14e-4 and (iii) to deliver to the Depositary at one of its addresses set forth above certificate(s) for the Shares tendered hereby, in proper form for transfer, or a confirmation of the book-entry transfer of the Shares into the Depositary's account at The Depository Trust Company, together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, within three Nasdaq National Market trading days after the date of receipt by the Depositary.



                                        X
--------------------------------------  ----------------------------------------
    (NAME OF ELIGIBLE INSTITUTION                   AUTHORIZED SIGNATURE
        GUARANTEEING DELIVERY)

--------------------------------------  ----------------------------------------
              ADDRESS                                NAME: (PRINT NAME)

--------------------------------------  ----------------------------------------
                             ZIP CODE                      TITLE

                                        DATED:_________________________, 2001
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     (AREA CODE) TELEPHONE NO.

        THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN ELIGIBLE INSTITUTION UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

        DO NOT SEND SHARE CERTIFICATES WITH THIS FORM. YOUR SHARE CERTIFICATES MUST BE SENT WITH THE LETTER OF TRANSMITTAL.


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